

The Company the Whole World Watches.™

chyron

www.chyron.com

OTCBB: CYRO

Safe Harbor

From time to time, the Company may make forward-looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, changes in the industry, new products, research and development activities and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In order to comply with the terms of the safe harbor, the Company notes that a variety of factors could cause the Company's actual results to differ from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, development and results of the Company's business include, without limitation, the following: product concentration in a mature market, dependence on the emerging digital market and the industry's transition to DTV and HDTV, consumer acceptance of DTV and HDTV, resistance within the broadcast or cable industry to implement DTV and HDTV technology, use and improvement of the Internet, new technologies that could render certain Chyron products to be obsolete, a highly competitive environment, competitors with significantly greater financial resources, new product introductions by competitors, seasonality, fluctuations in quarterly operating results, ability to maintain adequate levels of working capital, viability of the OTC BB as a trading platform, and expansion into new markets.

Chyron is synonymous with broadcast graphics

- Considered to be the founder of video graphics
- Graphics and the character generators that create them are referred to as "the Chyron" regardless of manufacturer

Chyron is a worldwide graphics supplier

- KBS Korea
- ABC NY
- NDR Germany
- FR3 France
- 9 Network Australia
- FOX, Sky Sports


1st HALF STATS
FIELD GOALS 38% 43%
REBOUNDS 34 45
BLOCKS 2 8
3-PT FIELD GOALS 3-14 6-15
BENCH POINTS 27 19
KURT THOMAS - 5 REBOUNDS TONIGHT vs DETROIT
PATRIOTS 14
EAGLES 14
3RD QTR
7:52
SUPER BOWL XXXIX ON FOX

Xtraordinary Graphics

2005/2006 Return to Growth

After several difficult years, Chyron is leaner, meaner and hungrier than ever before.

We are totally focused on the search for profitable growth.

Strategy

- To gain market share at home and especially overseas
- To broaden our product offering to the broadcast market
- Leverage existing and developing technologies into new high-growth markets

Broadcast Market Characteristics

Graphics are essential to today's broadcasts

- News and weather
- Sports and entertainment
- Talk shows



TONIGHT AT 6
BACK IN SPACE
4

Market = $120m annually*

- $60m US
- $25m Europe
- $25m Asia
- $10m ROW

* Amounts and geographic breakdowns are based on management's best estimates

Competitive Position

Pinnacle Systems	$30m[1]
VizRT	$29m[2]
Chyron	$23m[2]
Inscriber	$15m[3]

[1]Represents management's best estimate for the Broadcast Graphics portion of Pinnacle's business

[2]Most recent four quarters based on published reports

[3]Acquired by Leitch Technology Corp. in January 2005. Represents management's best estimate

Leading Broadcast Products
Address Key Trends

High Definition (HD)
- Duet HyperX HD/SD
- DynaCrawl
- X-Clyps
- CodiStrator

3D
- Lyric 3D+

Newsroom Integration
- Chyron MOS



at the Olympics
HOCKEY MEN'S
FRIDAY
8PM ET
FREESTYLE SKIING MEN
SATURDAY
3PM ET
FIGURE SKATING - PAIRS
SUNDAY
8PM ET

Lyric…auto-conforming HD/SD software

Broadening Our Market

DynaCrawl — Time, Temp and Weather Graphics

Channel Box — Automated Graphics and Branding

- Market is currently $40m per year, and growing at approximately 20% per year*
- Largest player is Miranda

*Based on management's best estimates

Drivers for 2005 Broadcast Business


What's New
Lyric 3D+
XClyps
Make It Happen
SD to HD
DynaCrawl
Duet LX
Duet MicroX

Competitive products will result in better market penetration in 2005/06:

- Increased sales in all regions: EAME, Americas, Asia
- Increased sales to existing customers: Turner, FOX, ESPN, ABC
- Brand new products address non-broadcast segments: education, religion, government, sports venues

ChyTV: Digital Signage Solution


Your
Message
Here
With
Effects
12:13 pm
chyTV
Multi-speed Text Crawl ...
chyTV


IN
OUT
BPS
INS
ACT
PWR
POWER
AUDIO
VIDEO
USB

Digital Signage Overview

- New market emerging thanks to decreasing costs of **flat panel displays**
- Unlike traditional signage, digital signage is **dynamic** both in terms of content and display (motion, sound etc.)
- Solution to retailers' efforts to tie in **branding at the point of purchase**
- Location-specific content becomes possible which allows tailored message to a **captive audience**
- Ongoing costs to refresh content are **less expensive and faster** than traditional printed advertising

Digital Signage Market Outlook

Rapid growth in digital signage -- Narrowcasting revenue is currently valued at $452 million. InfoTrends/CAP Ventures expects this market to experience a Compound Annual Growth Rate of over 20%, reaching $1.3 billion by 2009*

As a result, 75% of the Audio/Video (AV) companies surveyed are forecasting revenue and profitability increases over the next few years*

The opportunity for ChyTV is greater than digital signage or AV alone – as we span both!

*According to the 2005 AV Market Forecast Survey published by International Communications Industry Association (ICIA)

Video Information Display Overview

- Video Information Display market is over $6 billion, with estimated size of $16 billion by 2010*
- Uses include: retail signage, waiting room environment, hospitals, schools, government, security, sports venues, airports, office buildings and any place where information (commercials or instruction) needs to be seen and locally or centrally changed using standard authoring tools like PowerPoint
- Chyron's product is a spin-off of existing technology, so development costs were minimal…essentially a repackaging of existing technology

*According to the 2005 AV Market Forecast Survey published by International Communications Industry Association (ICIA)

ChyTV Vertical Markets

Virtually any business with a message to convey

Digital Signage:

- Retail stores
- Restaurants
- Theme parks
- Hotels
- Banks
- Convention centers
- Airports

Information Displays:

- Alert Systems
- In-flight map information
- Resort and cruise industry
- Local sporting events
- Corporate lobby/break room
- Weather, Stocks, News Updates
- Education

External Drivers

Unit Sales
&
Services

Displays
Lower Cost,
Higher Quality

Chip Technology
Lower Cost,
More Advanced


Your
Message
Here
With
Effects
12:13 pm
Multi-speed Text Crawl ...

Networking
Standard
Protocols





Ease of Use
Familiar Tools

The ChyTV Approach

Leverages Video Processing Technology

ChyTV – Video Information Display - works with existing TV infrastructure

ChyAlert – Video Alert System – will interface with alarm panels and security systems

ChyTV Network – Central Content Management and Distribution – provides scalability

Rack-mount solutions for large installations:
Hotels, University Campus, Government Facilities

chyTV

Barrier to Competition

30 years of Television Technology

External Data Interfaces
Live Data Feeds, Alerts, Info, Stocks, Scores, Elections, etc. Third-party Applications.


HAWTHORNE
RACE TRACK
Win
FRANKSTER
Place
Show
Winny
NYRA
Fourth Purse: $1,243,020

Highest Quality Text
Anti-aliasing, Shadows, True Type, Uni-code, etc.

Live Video Region
Broadcast-quality Squeeze, Positioning and Animation.

Smooth Animations
Crawls, Pushes, Fades, Flipbooks, Clips, etc.

Xtraordinary Graphics

chyron

Recent Financial Performance

REVENUE GEOGRAPHICALLY

(US$ 000's)


7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
1Q 04
2Q 04
3Q 04
4Q 04
1Q 05
537
648
4,574
584
781
3,487
18
620
5,654
228
1,513
4,593
368
642
4,965
United States
Europe
Other

Xtraordinary Graphics

GROSS PROFIT MARGIN

(percentage)


70%
60%
50%
40%
30%
20%
10%
0%
61%
62%
60%
50%
59%
1Q 04
2Q 04
3Q 04
4Q 04
1Q 05

Xtraordinary Graphics

chyron

GROSS PROFIT

(US$ 000's)


4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
3,518
2,994
3,788
3,189
3,499
1Q 04
2Q 04
3Q 04
4Q 04
1Q 05

RESULTS OF OPERATIONS

1Q 2005 versus 1Q 2004

(US $000's)

	Q1 2005	Q1 2004	Change	% Chg.
Revenue	5,975	5,760	215	3.7%
Gross Profit	3,499	3,518	(19)	-0.5%
Gross Profit Margin	59%	61%		
R&D	726	905	(179)	-19.8%
SG&A	3,001	2,410	591	24.5%
Total Operating Expenses	3,727	3,315	412	12.4%
Operating Income(Loss)	(228)	203	(431)	-212.3%
Interest expense, net	31	139	(108)	-77.7%
(Gain)Loss on Marketable Security	0	(225)	225	-100.0%
FX (Gain)Loss and Other	17	(37)	54	-145.9%
Net Profit (Loss)	**(276)**	**326**	(602)	-184.7%

Xtraordinary Graphics

chyron

CONDENSED BALANCE SHEET

(In $000's)

Assets:	3/31/05	12/31/04	12/31/03
Cash and cash equivalents	$1,184	$2,855	$6,968
Accounts receivable, net	4,470	3,388	3,454
Inventories, net	2,398	2,570	1,714
Other current assets	754	718	955
Total current assets	8,806	9,531	13,091
Non-current assets	704	774	1,084
TOTAL ASSETS	$9,510	$10,305	$14,175
Liabilities and shareholders deficit:			
Accounts payable and accrued expenses	$3,878	$3,215	$3,674
Convertible debentures-current	-	1,239	-
Other current liabilities	1,192	1,304	1,460
Total current liabilities	5,070	5,758	5,134
Convertible debentures-non-current	4,017	3,979	8,677
Other non-current liabilities	2,015	1,889	1,945
Total liabilities	11,102	11,626	15,756
Shareholders' deficit:			
Commom stock at par	413	413	407
Additional paid-in capital	71,973	71,968	71,795
Accumulated deficit	(73,977)	(73,701)	(74,006)
Accumulated other comprehensive income (loss)	(1)	(1)	223
Total shareholders' deficit	(1,592)	(1,321)	(1,581)
TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$9,510	$10,305	$14,175

STOCK MARKET DATA

as of June 20, 2005

OTCBB:	CYRO
Shares outstanding:	41.3 million
52-week price range:	$0.29 – $0.70
Recent closing price (June 20, 2005):	$0.36
Average daily volume (90 days):	38,018

Investment Considerations

- **Perceived Leader:** Extremely strong brand recognition within the broadcast and AV industries
- **Loyal Customers:** Large installed base of legacy equipment that is now being replaced
- **Best of Breed Products:** Leading products attractively priced equates to market share gains
- **Increased Gross Margins:** Prospects for gross margin expansion as value proposition becomes increasingly software-centric
- **New Growth Markets:**
  - New broadcast products address accretive markets within broadcast
  - Exciting growth prospects as ChyTV product range develops